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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (date of earliest event reported):
                      February 13, 2001 (February 8, 2001)


                                 Sheldahl, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                    0-45                       41-0758073
----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)


             1150 Sheldahl Road
             Northfield, Minnesota                            55057
     ----------------------------------------              ----------
     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (507) 663-8000


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Item 4.  Changes in Registrant's Certifying Accountant

         (a) & (b)

         On December 28, 2000, Sheldahl, Inc. ("Sheldahl" or the "Registrant") engaged in a series of transactions (the "Transactions"), including a merger transaction whereby Sheldahl acquired International Flex Technologies, Inc. ("IFT") by purchasing the outstanding securities of IFT's parent and sole shareholder, International Flex Holdings, Inc. ("IFH") (the "Merger"). Although Sheldahl is the legal survivor in the Merger and remains the registrant of the Securities and Exchange Commission ("SEC") and a listed company on Nasdaq, under U.S. Generally Accepted Accounting Principles, due to the shares issued in the Transactions, IFT is considered the "acquirer" of Sheldahl for financial reporting purposes. Among other matters, this will require Sheldahl in all of its future financial and informational filings with the SEC to present the prior historical financial and other information of IFT. Prior to engaging in the Transactions with Sheldahl, IFT used the firm of Ernst & Young LLP to audit its financial statements. Because Sheldahl must now report IFT's historical financial statements as its own, the firm of Ernst & Young LLP is deemed to be the auditors of Sheldahl unless Sheldahl chooses differently. Sheldahl, however, has historically used the firm of Arthur Andersen LLP. Accordingly, on February 8, 2001, the Audit Committee and the Board of Directors of Sheldahl has taken formal action to dismiss Ernst & Young LLP and to appoint Arthur Andersen LLP to continue as the independent accountants for Sheldahl, Inc., post-Merger with IFT.

         Ernst & Young LLP's prior reports on the financial statements of IFT did not include an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, there were no disagreements between IFT and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved satisfactorily, would have caused Ernst & Young LLP to make reference to the subject matter of such in connection with any of its reports.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired

         Not applicable.

         (B)      Pro Forma Financial Information

         Not applicable.

         (C)      Exhibits

         16       Letter from Ernst & Young LLP dated February 13, 2001


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Sheldahl, Inc.



                                       By /s/ Donald R. Friedman
                                         ---------------------------------------
                                          Donald R. Friedman, President and
                                          Chief Executive Officer

Dated: February 13, 2001



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